UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2022

BRISTOL-MYERS SQUIBB COMPANY
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-1136	22-0790350
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

430 East 29th Street, 14th Floor
New York, NY, 10016
(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (212) 546-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 Par Value	BMY	New York Stock Exchange
1.000% Notes due 2025	BMY25	New York Stock Exchange
1.750% Notes due 2035	BMY35	New York Stock Exchange
Celgene Contingent Value Rights	CELG RT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

Beginning with the first quarter of 2022, Bristol-Myers Squibb Company (the “Company”) will modify its presentation of non-GAAP results and no longer exclude from non-GAAP results significant R&D charges or other income resulting from upfront or contingent milestone payments in connection with asset acquisitions or licensing of third-party intellectual property rights. These specified R&D charges that were previously excluded from non-GAAP results, as well as similar but less material charges that were previously included in non-GAAP results, will also be presented in a new financial statement line item labeled Acquired IPRD. The Company is making these changes to its presentation of non-GAAP financial measures following comments from, and discussions with, the U.S. Securities and Exchange Commission (the “SEC”). Prior period results will be revised to conform to the new presentation. Furnished pursuant to this Item 2.02 as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein in their entirety are the revised presentation of the Company’s results of operations under GAAP to reflect the reclassification of the R&D charges from R&D expense to the new Acquired IPRD financial statement line item, the reconciliation to previously reported non-GAAP diluted earnings per share, the revised summary of specified items, and the revised reconciliation to non-GAAP results, in each case for the year ended December 31, 2020, each of the four quarters of 2021 and the year ended December 31, 2021.

GAAP and non-GAAP earnings per share is expected to include the net negative impact of approximately $0.10 per share during the first quarter of 2022 for Acquired IPRD charges and licensing income resulting from upfront and contingent milestone payments in connection with asset acquisitions or licensing of third party intellectual property rights. Results for the quarter ended March 31, 2022 have not been finalized and are subject to our financial statement closing procedures. There can be no assurance that our final results will not differ from this preliminary estimate.

Pursuant to General Instruction B.2. to Form 8-K, the information set forth in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities thereof, nor shall it be incorporated by reference into future filings by the Company under the Exchange Act or under the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing.

Cautionary Statement Regarding Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, including with respect to the Company’s anticipated charges related to Acquired IPRD for the quarter ended March 31, 2022, and the related impact to the Company’s GAAP and non-GAAP earnings per share. Such forward-looking statements are based on current expectations and projections about our future financial results, goals, plans and objectives and involve inherent risks, assumptions and uncertainties, including internal or external factors that could delay, divert or change any of them in the next several years, that are difficult to predict, may be beyond our control and could cause our future financial results, goals, plans and objectives to differ materially from those expressed in, or implied by, the statements. These risks, assumptions, uncertainties and other factors include, among others, completion of the Company’s quarter-end closing process, including review by management and the audit committee of the Company’s board of directors, which could result in changes to the Company’s preliminary estimates described herein. No forward-looking statement can be guaranteed. Forward-looking statements in this Current Report should be evaluated together with the many risks and uncertainties that affect the Company’s business and market, particularly those identified in the cautionary statement and risk factors discussion in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, as updated by its subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the SEC. The forward-looking statements included in this Current Report are made only as of the date of this Current Report and except as otherwise required by applicable law, the Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise.

Item 9.01.	Financial Statements and Exhibits.

 (d) Exhibits

The following exhibits are included as part of this Current Report on Form 8-K:

Exhibit No.	Description

99.1
Revised presentation of the Company’s result of operations under GAAP, the reconciliation to previously reported non-GAAP diluted earnings per share, the revised summary of specified items, and the revised reconciliation to non-GAAP results, in each case for the year ended December 31, 2020, each of the four quarters of 2021 and the year ended December 31, 2021.

104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101).

EXHIBIT INDEX

Exhibit No.	Description

99.1
Revised presentation of the Company’s result of operations under GAAP, the reconciliation to previously reported non-GAAP diluted earnings per share, the revised summary of specified items, and the revised reconciliation to non-GAAP results, in each case for the year ended December 31, 2020, each of the four quarters of 2021 and the year ended December 31, 2021.

104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRISTOL-MYERS SQUIBB COMPANY

Dated: April 18, 2022	By:	/s/ Kimberly M. Jablonski
	Name:	Kimberly M. Jablonski
	Title:	Corporate Secretary